Future Minimum Time Charter Revenue	6 Months Ended
Mar. 31, 2019
Future Minimum Time Charter Revenue [Abstract]
Future Minimum Time Charter Revenue
13.	Future Minimum Time Charter Revenue

The future minimum time charter revenue, net of commissions, based on the Vessel’s committed to non-cancelable time charter contract (including fixture recap) as of March 31, 2019, is $1,776,542 (assuming no off hire days), all due within the next 12 months.